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                            UNITED STATES
                  SECURITIES & EXCHANGE COMMISSION
                       Washington, DC.  20549


                              FORM 8-K


                            CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities
        Exchange Act of 1934


     Date of Report (Date of earliest event reported)
                           December 8, 1997


                   GREAT SOUTHERN BANCORP, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


            Delaware         0-18082            43-1524856
     -------------------------------------------------------
     (State or other   (Commission File No.)  (IRS Employer)
      jurisdiction of
      incorporation)


      1451 E. Battlefield,  Springfield, Missouri  65804
      ----------------------------------------------------
       (Address of principal executive offices)  (Zip Code)


     Registrant's telephone number, including area code
                          (417) 887-4400


                            N/A
     -----------------------------------------------------
     (Former name or former address, if changed since last report)






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Item 5.  Other Events

     On December 8, 1997, Great Southern Travel, a 100% owned subsidiary of the Registrant, issued the attached press release announcing the acquisition of a travel agency located in Joplin, Missouri. The acquisition will not have a material impact on the asset size, capital or earnings of the Registrant.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

              20.1  Press release dated December 8, 1997.







                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               GREAT SOUTHERN BANCORP, INC.
  Date: December 8, 1997         /s/ Don M. Gibson
       -----------------       ----------------------------
                               Don M. Gibson
                               Executive Vice President

















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Exhibit 20.1




FOR MORE INFORMATION                       FOR IMMEDIATE
R. MARK NORTON                           RELEASE: 12/8/97
AT (417)888-4488

                     GREAT SOUTHERN TRAVEL
                    COMPLETES ACQUISITION --
             ADVANCING AGENCY INTO TOP 5% NATIONWIDE

Great Southern Travel, the largest travel agency in outstate Missouri, today announced the acquisition of International Tours and Cruises of Joplin. The addition of International Tours' sales volume will put Great Southern Travel in the top 5% of all U.S. Travel Agencies.

William V. Turner will remain President of Great Southern Travel. R. Mark Norton, who is the General Manager of International Tours in Joplin, has been named Executive Vice President and Managing Director. Ann Turner will be Vice President of Marketing and Business Development.

Turner stated, "We are excited about the opportunities this this acquisition brings. We believe the combined agency has excellent potential in a continually changing industry and Mark has the knowledge, expertise, and drive to obtain results.

Great Southern Travel, which is a subsidiary of Great
Southern Bancorp, Inc., is a full service travel agency providing corporate, leisure and receptive tour services.
The agency was founded in 1977 and has 100 employees and 20 offices throughout Southern Missouri and Northern Arkansas.

International Tours adds five additional locations to Great
Southern Travel, three of which are in-house corporate sites including Joplin and Carthage, Missouri, as well as, Pittsburg and Chanute, Kansas.

Norton stated, "This acquisition will have significant advantages for Great Southern Travel and both agencies' customers. First and foremost, the agency will continue to be one, of the few remaining, which does not charge a fee for travel services. International Tours' customers will now have an additional Joplin location, longer hours [6 am - 10 pm GST hours of operation], and additional services at Springfield Regional Airport through Great Southern Travel's airport agency there."